UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund

(Exact name of registrant as specified in charter)

715 Twining Road

Suite 212

Dresher, PA  19025

 (Address of principal executive offices) (Zip code)

Mark Mulholland

715 Twining Road

Suite 212

Dresher, PA  19025

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund

ANNUAL REPORT

December 31, 2022

Matthew 25 Fund

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

MATTHEW 25 FUND

MANAGER’S COMMENTARY

DECEMBER 31, 2022 (UNAUDITED)

Dear Matthew 25 Fund Shareholders,

Our Matthew 25 Fund declined 30.08% in 2022 which marked our 27th full year in business.  During this period, a $10,000 investment in our Fund at the start of 1996 grew to $127,596 by 12/30/2022.  This was a 9.89% average annual compounded return after all expenses and fees.  During this same 27 year period, the S&P 500 Index grew to $103,262.  This index amount and return would have been lower after deducting any expenses and fees occurring within the selected index fund.

The following table shows our portfolio holdings for the full year, our additions and deletions during the year along with the price changes for each:

		Beginning	Ending	%
Portfolio Throughout 2022	Ticker	Price	Price	Change
Brandywine Realty Trust	BDN	$ 13.42	$ 6.15	-54.17%
Amazon.com, Inc.	AMZN	$ 166.72	$ 84.00	-49.62%
Qualcomm, Inc.	QCOM	$ 182.87	$ 109.94	-39.88%
KKR & Co., Inc. Class A	KKR	$ 74.50	$ 46.42	-37.69%
Park Hotels & Resorts, Inc.	PK	$ 18.88	$ 11.79	-37.55%
Interface, Inc.	TILE	$ 15.95	$ 10.16	-36.30%
FedEx Corp.	FDX	$ 258.64	$ 173.20	-33.03%
Apple, Inc.	AAPL	$ 177.57	$ 129.93	-26.83%
Farmer Mac Class A	AGM.A.N	$ 120.00	$ 91.49	-23.76%
East West Bancorp, Inc.	EWBC	$ 78.68	$ 65.90	-16.24%
JP Morgan Chase & Co.	JPM	$ 158.35	$ 134.10	-15.31%
Goldman Sachs Group, Inc.	GS	$ 382.55	$ 343.38	-10.24%
Farmer Mac Class C	AGM	$ 123.93	$ 112.71	-9.05%
Polaris, Inc.	PII	$ 109.91	$ 101.00	-8.11%
MasterCard, Inc. Class A	MA	$ 359.32	$ 347.73	-3.23%
Berkshire Hathaway, Inc. Class A	BRK/A	$450,662.00	$468,710.96	4.00%

Portfolio Additions
Tesla, Inc.	TSLA	$ 215.68	$ 123.18	-42.89%
Penn National Gaming, Inc.	PENN	$ 34.82	$ 29.70	-14.70%
Under Armour Inc. Class A	UAA	$ 9.28	$ 10.16	9.48%
Under Armour Inc.	UA	$ 7.96	$ 8.92	12.06%
Five Below, Inc.	FIVE	$ 129.95	$ 176.87	36.11%

Portfolio Deletion
Meta Platforms, Inc. Class A	META	$ 336.35	$ 123.74	-63.21%
Madison Square Garden Ent. Class A	MSGE	$ 70.34	$ 49.65	-29.41%
Pfizer, Inc.	PFE	$ 59.05	$ 50.90	-13.80%
Vistra Energy Corp.	VST	$ 22.77	$ 21.76	-4.44%
Canadian Pacific Railway Ltd.	CP	$ 71.94	$ 72.87	1.29%
Heartland Express, Inc.	HTLD	$ 13.91	$ 15.95	14.67%
Corteva, Inc.	CTVA	$ 47.28	$ 57.76	22.17%

Last year was a difficult year for the stock market and our Matthew 25 Fund. I am sorry that our value and growth investments did not hold up better. However, I used this decline as an opportunity to upgrade our portfolio and that is the reason for the increased turnover this past year. I do not try to time the market but will always use down markets to increase our return potential for the next upward momentum stock market or “Bull Market.”  I

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MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

believe our current portfolio has this high return potential through a nice mix of Value, Growth/Value and Growth Investments and will address this later in my letter.

In these next paragraphs I would like to relate to you of two conversations I had that caused me to stop and think. Sharing my self-analysis with you may give you a different perspective on investing, but if not, it will at least help you understand my biases as your portfolio manager.  The first question came from one friend who has a sharp business mind, is an accomplished lawyer and a good investor. When the stock market was a few months into its decline, he asked how I was doing then followed up with “Do you ever calculate how much money you have lost this year?”  I do not! Here is why. Calculating losses provides very little benefit and will likely accentuate negative thoughts and feelings. It is hard enough to stay mentally positive in a bear market. Prices are down. You are wondering when the decline will cease.  This is the time when you need to look forward. Investing is like racecar driving; you want to be looking ahead through the windshield and not in the rearview mirror! Adding up losses is looking backwards. Time is better spent by researching your legacy holdings and reconfirming that the future return potential is still there, while also searching for new investments that may improve your potential returns. This is looking forward. Also, it is good to remember that you do not need to go up the same way you came down, unless you are confident that you already have the best investment(s) in order to do so!  Bear markets are painful but are also the best time to shop for new investments that may be more gainful!

The second thought provoking conversation came around the end of the year while talking to another friend who I believe is a capable investor and I know to be a successful businessman. Towards the end of our conversation he stated to me “… oh, you are just always optimistic…”  He did not say this in a condescending manner, but rather matter-of-factly and it made me ponder if I am always optimistic? The answer is yes, at least on most days! This is because I respect the stock market and know its risks, but I also know its rewards! I have experienced firsthand its declines but also its long-term successes both through professional investing since 1983 and personal investing for over 36 years. Of course I have my down days when I need to mentally pick myself up. What I do is to simply remind myself to use the market’s decline to get our Matthew 25 Fund’s portfolio right as I explained in the preceding paragraphs.

While discussing this exact topic with a third friend who is the portfolio manager for the Berkshire Focus Fund (BFOCX), I wondered out loud how we performed after the last major downturn in ’08 to ‘09.  So I did not cherry-pick but just went straight to our Fund’s 5-year performance from the bottom of what is called “The Great Recession.”  A $10,000 investment in our Matthew 25 Fund on 3/9/2009 grew to $54,382 on 3/9/2014. This is over 5 times our money by the fifth anniversary of that low point. This was an average annual return of 40.31%. Remember, existing owners and new buyers get the same return from a market bottom! This is a real life example of how a major bear market can provide a great opportunity.  Of course the Securities and Exchange Commission (SEC) emphasizes always that past performance is not an indication of future performance. Plus that was then, this is now, and every period is different. However, this is not theoretical but actual and is part of my experiential knowledge.  This knowledge assists me in looking forward with hope and optimism during Bear Markets as my friend justly accused me of so doing.

Currently, as I write this letter in late January, the stock market is showing some good signs that it may be turning, but we are far from out of the woods yet!  I will give you data that should give you hope for 2023 ultimately having a positive return.  Since 1942 (80

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MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

years) the stock market has had a down year after a positive year 18 different times including 2022. The average decline for these years was -10.8%. In 15 of the previous 17 down years, the following year went up with an average positive return of +19.58%. Only 1973 and 2000 went past 1 year with total 2 and 3 down years respectively. Thus, on average, we have an 88% probability of the stock market going up in 2023, and if so, then the return should be strong enough to make up for last year’s decline plus some additional return!

Now to our portfolio, as I said above, we have an attractive mix of Value and Growth investments. The pure value investments were over 8% of our portfolio. These were in three holdings all real estate related with unique properties. The smaller portion is in two office Real Estate Investment Trusts (REITS) Brandywine (BDN) and Vornado (VNO). BDN dominates the Philadelphia, PA and Austin, TX markets. Philly is a value market and Austin is a growth market. VNO is a major property owner in New York City and New York is New York. I am not as confident currently about the office space market so we have a below average holding in these two. I feel stronger and thus have a full holding in Park Hotels (PK) because travel is getting closer to normal and PK’s hotel properties are nearly entirely in major cities and prime resorts. All three holdings are deeply undervalued and are income investments. One way to value real estate is on historical costs. These holdings of exclusive properties sell much below the actual costs of their properties. Many of these buildings were built or purchased over the past 10+ years. The total property cost can be calculated by what I call Adjusted Book Value (ABV). This is current book value plus accumulated depreciation minus good will. This ABV is close to the net cost of all the properties excluding debt. Market price and ABV for each security are as follows:

Percent of			Current	Adjusted	Percent of
Portfolio	Description	Symbol	Price	Book Value	Net Cost
2.06%	Brandywine Realty Trust	BDN	$ 6.15	$15.40	39.94%
4.83%	Park Hotels & Resorts, Inc.	PK	$11.79	$31.06	37.96%
1.44%	Vornado Realty Trust	VNO	$20.81	$45.27	45.97%

As I have stated, these investments own attractive real estate at a significant discount to cost. The replacement costs today would be substantially higher than historical costs due to inflation. I believe prices and/or dividends could grow over time for these investments.

The largest portion of our Matthew 25 Fund’s portfolio, just under 92%, is in what I consider Growth or Growth/Value investments.  The reason for this larger amount is because all these holdings would get an A rating from me in one or more of these three categories:

Business Quality

Quality of Management

Financial Condition

The final category that I look for is an A or B+ rating in price to value. The best measure for this is the PEG Ratio for any stock with growth potential. Our holdings’ PEG Ratios are calculated in the following spreadsheet:

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MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

Matthew 25 Fund Growth and Growth/Value	Ticker	12/30/2022 Price	Est. 2023 EPS	Forward PE Ratio	Est. 5 Years Growth Rate	PEG Ratio	Portfolio %
Apple (2)	AAPL	$ 129.93	$ 6.17	21.06	12.50%	1.68	4.63%
Farmer Mac "C" (1)	AGM	$ 112.71	$ 12.00	9.39	11.00%	0.85	4.52%
Farmer Mac "A" (1)	AGM.A	$ 91.49	$ 12.00	7.62	11.00%	0.69	3.08%
Amazon.com (1)	AMZN	$ 84.00	$ 1.60	52.50	26.00%	2.02	4.40%
Berkshire Hathaway "A" (1)	BRK/A	$468,710.96	$22,950.00	20.42	23.30%	0.88	4.91%
East West Bancorp (2)	EWBC	$ 65.90	$ 9.06	7.27	10.00%	0.73	4.28%
FedEx (2)	FDX	$ 173.20	$ 13.60	12.74	12.00%	1.06	8.71%
Five Below (2)	FIVE	$ 176.87	$ 4.68	37.79	19.00%	1.99	3.30%
Goldman Sachs (3)	GS	$ 343.38	$ 38.50	8.92	5.00%	1.78	17.41%
JP Morgan Chase (2)	JPM	$ 134.10	$ 12.84	10.44	5.00%	2.09	4.92%
KKR & Co. (3)	KKR	$ 46.42	$ 4.20	11.05	9.50%	1.16	4.67%
MasterCard (1)	MA	$ 347.73	$ 12.19	28.53	20.34%	1.40	1.46%
Penn National Gaming (3)	PENN	$ 29.70	$ 2.20	13.50	20.00%	0.68	2.67%
Polaris Industries (1)	PII	$ 101.00	$ 9.97	10.13	15.00%	0.68	6.63%
Qualcomm (2)	QCOM	$ 109.94	$ 10.06	10.93	15.60%	0.70	4.77%
Interface (1)	TILE	$ 9.87	$ 1.45	6.81	33.10%	0.21	4.03%
Tesla (3)	TSLA	$ 123.18	$ 4.70	26.21	51.50%	0.51	6.45%
Under Armour, Inc. (3)	UA	$ 8.92	$ 0.65	13.72	20.00%	0.69	0.40%
Under Armour, Inc. Class A (3)	UAA	$ 10.16	$ 0.65	15.63	20.00%	0.78	0.40%
							91.64%
(1) Consensus Data as per Yahoo Finance
(2) Consensus Data as per Zacks
(3) Estimates as per Value Line
Weighted Average (WAV)
WAV PEG Ratio = 0.97

As a comparison to the broader stock market, the S&P 500 Index closed at $3,839.50 at year-end. The estimated earnings on this index for 2023 is $226.49 for a PE Ratio of 16.95. The long-term average growth rate of earnings for this index is in the mid 6% range, but if I round up higher to 7% then the stock market’s PEG Ratio is 2.42.  Our Matthew 25 Fund’s PEG Ratio is 0.97 and for comparing PEG Ratios lower is better. Our Fund’s price to value is better than average with a PE Ratio of 15.42. At the same time, our consensus estimated average growth rate of earnings is 15.92% for the next five years. Thus, our holdings are priced lower with more than double the estimated growth rate!

Hope this letter is helpful to you. I look forward to a better year in 2023 and the following few years. My family and I have the bulk of our assets in your and our Matthew 25 Fund. As always, I would like to say “Thank you for choosing our Matthew 25 Fund as one of your investment choices.” It is an honor to work for you and to invest side-by-side with you.

Good fortune,

Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

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MATTHEW 25 FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2022 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since December 31, 1995

Average Annual Total Returns
For the Periods Ended December 31, 2022

	Matthew 25 Fund	S&P 500 Index
1 Year	-30.08%	-18.11%
3 Year	-1.18%	7.66%
5 Year	2.01%	9.41%
10 Year	8.44%	12.56%
12/31/1995 - 12/31/2022	9.89%	9.02%

Matthew 25 Fund $127,596
S&P 500 Index $103,262
$200,000
$190,000
$180,000
$170,000
$160,000
$150,000
$140,000
$130,000
$120,000
$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22

The graph above represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/1995 to 12/31/2022.  These changes are then compared to a $10,000 investment in the Standard & Poor’s 500 Index (“S&P 500”). The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

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MATTHEW 25 FUND

TOP TEN HOLDINGS & ASSET ALLOCATION

DECEMBER 31, 2022 (UNAUDITED)

Top Ten Holdings	(% of Net Assets)

Goldman Sachs Group, Inc.	17.46%
FedEx Corp.	8.73%
Polaris, Inc.	6.64%
Tesla, Inc.	6.47%
JP Morgan Chase & Co.	4.93%
Berkshire Hathaway, Inc. Class A	4.92%
Park Hotels & Resorts, Inc.	4.84%
Qualcomm, Inc.	4.78%
KKR & Co., Inc. Class A	4.68%
Apple, Inc.	4.64%
68.09%

Asset Allocation	(% of Net Assets)

Security Brokers, Dealers & Exchanges	17.46%
Air Courier Services	8.73%
Federal & Federally - Sponsored Credit Agencies	7.62%
Hotels & Motels	7.52%
Transportation Equipment	6.64%
Motor Vehicles & Passenger Car Bodies	6.47%
National Commercial Bank	4.93%
Fire, Marine & Casualty Insurance	4.92%
Radio & Tv Broadcasting & Communication Equipment	4.78%
Investment Advice	4.68%
Electronic Computers	4.64%
Retail-Catalog & Mail-Order Houses	4.41%
State Commercial Banks	4.29%
Carpets & Rugs	4.04%
Real Estate Investment Trusts	3.51%
Retail-Variety Stores	3.31%
Business Services	1.46%
Money Market Fund	0.74%
Apparel and other Finished Products Made from Fabrics and Similar Materials	0.08%
100.23%

* Indicates a combined position.

Industries are categorized using Standard Industrial Classification (SIC).

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MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2022

Shares/Principal Amount		Cost	Value	% of Net Assets

COMMON STOCKS

Air Courier Services
120,000	FedEx Corp.	$10,618,949	$20,784,000	8.73%

Apparel and other Finished Products Made from Fabrics and Similar Materials
10,000	Under Armour, Inc. Class A *	92,806	101,600
10,000	Under Armour, Inc. Class C *	79,570	89,200
		172,376	190,800	0.08%
Business Services
-	The Depository Trust & Clearing Corp. (Acquisition Dates 08/24/12 - 03/14/22) (*) (***) (b)	1,165	4,087
10,000	MasterCard, Inc. Class A	195,219	3,477,300
		196,384	3,481,387	1.46%
Carpets & Rugs
975,000	Interface, Inc.	9,128,526	9,623,250	4.04%

Electronic Computers
85,000	Apple, Inc.	285,465	11,044,050	4.64%

Federal & Federally - Sponsored Credit Agencies
95,750	Federal Agricultural Mortgage Corp. Class C	4,493,221	10,791,982
80,254	Federal Agricultural Mortgage Corp. Class A **	5,284,789	7,342,438
		9,778,010	18,134,420	7.62%
Fire, Marine & Casualty Insurance
25	Berkshire Hathaway, Inc. Class A *	1,478,830	11,717,774	4.92%

Hotels & Motels
977,500	Park Hotels & Resorts, Inc.	15,966,126	11,524,725
214,500	Penn National Gaming, Inc. *	7,469,335	6,370,650
		23,435,461	17,895,375	7.52%
Investment Advice
240,000	KKR & Co., Inc. Class A	2,900,265	11,140,800	4.68%

Motor Vehicles & Passenger Car Bodies
125,000	Tesla, Inc. *	26,960,596	15,397,500	6.47%

National Commercial Bank
87,500	JP Morgan Chase & Co.	2,934,557	11,733,750	4.93%

Radio & Tv Broadcasting & Communication Equipment
103,500	Qualcomm, Inc.	13,205,785	11,378,790	4.78%

Real Estate Investment Trusts
800,000	Brandywine Realty Trust	7,651,474	4,920,000
165,000	Vornado Realty Trust	3,801,681	3,433,650
		11,453,155	8,353,650	3.51%
Retail-Catalog & Mail-Order Houses
125,000	Amazon.com, Inc. *	12,942,138	10,500,000	4.41%

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2022

Shares/Principal Amount		Cost	Value	% of Net Assets

Retail-Variety Stores
44,500	Five Below, Inc. *	$ 5,782,558	$ 7,870,715	3.31%

Security Brokers, Dealers & Exchanges
121,000	Goldman Sachs Group, Inc.	13,272,657	41,548,980	17.46%

State Commercial Banks
155,000	East West Bancorp, Inc.	5,069,018	10,214,500	4.29%

Transportation Equipment
156,500	Polaris, Inc.	8,373,385	15,806,500	6.64%

	Total Common Stocks	157,988,115	236,816,241	99.49%

MONEY MARKET FUND
1,766,509	First American Government Obligation Fund Class Z, 4.06% (a)	1,766,509	1,766,509	0.74%

	Total Investments	$159,754,624	$238,582,750	100.23%

	Other Assets Less Liabilities, Net		(563,097)	(0.23)%

	Net Assets		$238,019,653	100.00%

* Non-Income producing securities during the period.

** Level 2 Security

*** Level 3 Security

(a) Variable rate security; the rate shown represents the yield at December 31, 2022.

(b) Actual shares owned 0.110 shares.

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2022

Assets
Investment in securities at market value (cost $159,754,624)	$ 238,582,750
Cash	2,500
Receivables:
Shares sold	21,002
Dividends & Interest	258,201
Securities Sold	259,675
Prepaid expenses	16,717
Total Assets	239,140,845
Liabilities
Payables:
Securities purchased	434,144
Shares redeemed	430,939
Advisor fees	214,216
Trustee fees	11,769
Accrued expenses	30,124
Total Liabilities	1,121,192

Net Assets (Equivalent to $23.01 per share based on 10,342,117	$ 238,019,653
shares of capital stock outstanding, 100,000,000 shares
authorized, $0.01 par value)
Minimum redemption price per share $23.01 x 0.98 = $22.55 (Note 7)

Composition of Net Assets
Shares of common stock	$ 103,421
Additional paid-in capital	150,777,548
Distributable earnings	87,138,684

Net Assets	$ 238,019,653

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

STATEMENT OF OPERATIONS

For the Year Ended DECEMBER 31, 2022

Investment Income
Dividends	$ 5,311,828
Interest	19,168
Total Investment Income	5,330,996

Expenses
Management fees	2,991,698
Transfer agent and accounting fees	67,317
Trustees' fees and expenses	51,399
Custodian and bank fees	48,290
Professional fees	29,509
Registration fees	24,694
Compliance Officer fees	22,602
Insurance	18,283
Postage & printing fees	16,524
Office expenses	16,440
NSCC fees	6,263
NASDAQ fees	763
Total Expenses	3,293,782

Net Investment Income	2,037,214

Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments	11,960,526
Net change in unrealized appreciation (depreciation) on investments	(123,336,438)
Net realized and unrealized loss from investments	(111,375,912)

Net decrease in net assets resulting from operations	$(109,338,698)

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	12/31/2022	12/31/2021

Increase (Decrease) in Net Assets From Operations
Net investment income	$ 2,037,214	$ 1,094,515
Net realized gain from investments	11,960,526	47,591,362
Unrealized appreciation (depreciation) on investments	(123,336,438)	22,775,045
Net increase (decrease) in assets resulting from operations	(109,338,698)	71,460,922

Distributions to Shareholders	(17,661,091)	(40,747,141)

Capital Share Transactions	(11,379,176)	9,747,587

Total Increase (Decrease) in Net Assets	(138,378,965)	40,461,368

Net Assets at Beginning of Year	376,398,618	335,937,250

Net Assets at End of Year	$238,019,653	$376,398,618

The accompanying notes are an integral part of these financial statements.

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MATTHEW 25 FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year:

Years Ended				
	12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Net Asset Value - Beginning of Year	$ 35.39	$ 32.47	$ 32.04	$ 22.97	$ 34.05
Net Investment Income (1)	0.20	0.11	0.16	0.12	0.12
Net Gains or (Losses) on Investments (realized and unrealized)	(10.78)	7.04	3.88	9.54	(6.74)
Total from Investment Operations	(10.58)	7.15	4.04	9.66	(6.62)
Less Distributions					
From net investment income	(0.21)	(0.11)	(0.17)	(0.12)	(0.13)
From realized gains	(1.59)	(4.12)	(3.46)	(0.48)	(4.34)
Total Distributions	(1.80)	(4.23)	(3.63)	(0.60)	(4.47)
Paid in capital from redemption fees	0.00 *	0.00 *	0.02	0.01	0.01
Net Asset Value - End of Year	$ 23.01	$ 35.39	$ 32.47	$ 32.04	$ 22.97
Total Return (2)	(30.08)%	22.27%	12.90%	42.14%	(19.47)%
Net Assets - End of Period/Year (000's omitted)	$ 238,020	$ 376,399	$ 335,937	$ 373,278	$ 285,010
Ratio of Expenses to Average Net Assets	1.10%	1.07%	1.11%	1.08%	1.10%
Ratio of Net Investment Income to Average Net Assets	0.68%	0.30%	0.52%	0.41%	0.36%
Portfolio Turnover Rate	29.02%	25.43%	14.51%	10.99%	24.55%

(1) Per share net investment income (loss) has been determined on the average number of shares outstanding during the year.

(2) Total return assumes reinvestment of dividends.

* Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report| 12

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2022

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. On November 2, 2012, a new Pennsylvania business trust was formed as Matthew 25 Fund. On January 1, 2013, Matthew 25 Fund was merged into the new business trust, and all of the attributes and ownership of the Pennsylvania Corporation (formerly Matthew 25 Fund, Inc.) are now part of the business trust known as Matthew 25 Fund (the “Fund”). The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. The Fund follows the accounting and reporting guidance of FASB Accounting Standard Codification 946 applicable to investment companies.

Security Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes

The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2019-2022). The Fund identifies their major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or penalties.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, annually.

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MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2022

Cash and Cash Equivalents

The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Security Transactions and Investment Income

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Reclassifications

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to different treatments for items such as net short-term gains, deferrals of wash sales losses, real estate investment trusts and net investment losses. Permanent difference such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital. The Fund has recorded a reclassification in the capital accounts. The Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the Fund has reclassified $1,662,970 from accumulated net realized gain to paid-in-capital.

NOTE 3 – Securities Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Fund's Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees. Generally, Fair Value Pricing is used only when market prices are unavailable. As an example, if trading is halted on one of the Fund's portfolio holdings while the market remains open for most other securities, the Advisor may use Fair Value Pricing to value the holding in order to calculate the day's NAV.

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MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2022

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments in active markets, interest rates, implied volatilities, credit spreads, yield curves, and market-collaborated inputs.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities primary market. Preferred stock and other equities traded on

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MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2022

inactive markets or valued by reference to similar instruments are also categorized in level 2, or level 3 as applicable.

Short-term investment. Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share. These securities will be categorized Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund's assets and liabilities measured at fair value as of December 31, 2022:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$229,469,716	$ 7,342,438	$ 4,087	$236,816,241
Short-Term Investment	1,766,509	-	-	1,766,509
	$231,236,225	$ 7,342,438	$ 4,087	$238,582,750

* Industry classifications for these categories are detailed in the Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 12/31/2021	$4,077
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	-
Realized Gain/(Loss)	-
Purchases/Sales	10
Transfers In/(Out) of Level 3	-
Balance as of 12/31/2022	$4,087

The Level 3 valuation technique and significant unobservable inputs used for the Fund’s investment is the valuation of the security based on the latest available market value provided by the Company.

NOTE 4 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (“The Advisor”) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly. The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the year ended December 31, 2022, as computed pursuant to the investment advisory agreement, totaled $2,991,698. The management fee is the only revenue for the Advisor and the Advisor's expenses are paid out of this revenue.

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MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2022

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund. In addition, Mr. Mulholland is a registered representative at Boenning & Scattergood Inc (“Boenning”). At Boenning, Mr. Mulholland is the broker of record for 88 non-discretionary brokerage accounts with approximately $94 million in assets. During the previous 5 years ended December 31, 2022, the Fund placed 1 portfolio trade through Boenning, for which Mr. Mulholland received $0 in commission. Mr. Mulholland does receive commissions when placing trades through Boenning for his Boenning clients.  Additionally, some of Mr. Mulholland’s Boenning clients may buy the same securities that are in the Fund’s portfolio, sometimes on the same day as the Fund.

Boenning is not otherwise associated with Matthew 25 Fund or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland. Effective January 13, 2023, Mr. Mulholland is no longer a registered representative with Boenning.

The Fund’s Chief Compliance Officer is the sister of an interested Trustee of the Fund.

NOTE 5 - Investments

For the year ended December 31, 2022, purchases and sales of investment securities other than short-term investments aggregated $86,753,901 and $113,542,785, respectively.

NOTE 6 - Capital Share Transactions

As of December 31, 2022, there were 100,000,000 shares of $0.01 per value capital stock authorized. The total par value and paid-in capital totaled $150,880,969. Transactions in capital stock were as follows:

	December 31, 2022		December 31, 2021
	Shares	Amount	Shares	Amount
Shares sold	207,506	$ 6,129,453	262,454	$ 9,668,357
Shares reinvested	688,033	16,450,879	1,095,636	38,139,108
Redemption fees	-	16,465	-	37,917
Shares redeemed	(1,187,802)	(33,975,973)	(1,070,690)	(38,097,795)
Net increase/(decrease)	(292,263)	$(11,379,176)	287,400	$ 9,747,587

NOTE 7 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. For the year ended December 31, 2022, the Fund received $16,465 in redemption fees that were reclassified to paid-in capital.

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MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2022

NOTE 8 – Tax Matters

As of December 31, 2022, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

Federal tax cost of investments +

$   159,765,144

Gross tax unrealized appreciation on investments

$   104,302,302

Gross tax unrealized depreciation on investments

    (25,484,696)

Net tax unrealized appreciation

$     78,817,606

The Fund’s distributable earnings on a tax basis is determined only at the end of each fiscal year. As of December 31, 2022, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income

   $         12,383

Undistributed capital gain

         8,308,695

Unrealized appreciation

       78,817,606

Total distributable earnings

   $  87,138,684

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

The tax character of distributions paid during the fiscal years ended December 31, 2022 and 2021 are as follows:

	12/31/2022	12/31/2021
Ordinary income	$ 2,966,675	$ 2,547,663
Long-term capital gain	14,694,416	38,199,478
Total	$ 17,661,091	$ 40,747,141

NOTE 9 - Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended. As of December 31, 2022, National Financial Services Corp., for the benefit of its customers, owned approximately 28% of the Fund.

NOTE 10 – Commitments & Contingencies

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

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MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2022

NOTE 11 – Market and Geopolitical Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

NOTE 12 – Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

Annual Report| 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

Matthew 25 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Matthew 25 Fund (the "Fund"), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Matthew 25 Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of December 31, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2000

Abington, Pennsylvania

February 23, 2023

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MATTHEW 25 FUND

EXPENSE EXAMPLE

DECEMBER 31, 2022 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees, and transaction costs which consist of redemption fees; and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2022 to December 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Trustees.  This $8 fee is not reflected in the table below. To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. The 2% redemption fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2022	December 31, 2022	July 1, 2022 through December 31, 2022

Actual	$1,000.00	$924.39	$5.38
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.61	$5.65

* Expenses are equal to the Fund's annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report| 21

MATTHEW 25 FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2022 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility and a record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling toll free 1-888-M25-FUND. The Proxy Voting Record is also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended December 31, 2022, the Board of Trustees reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Trustees concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

In preparation for the Advisory Agreement Renewal, on September 12, 2022, the Board of Trustees requested documents from the Investment Advisor in order to evaluate the terms of the Advisory Agreement.  At an in-person meeting held on October 18, 2022, the Board of Trustees, including a majority of Trustees that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), approved the continuation of the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. The conclusions reached by the Trustees were based on their business judgment, after a comprehensive evaluation of the information provided and were not the result of any one factor. The Trustees considered, among other things, the following information regarding the Investment Advisor.

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MATTHEW 25 FUND

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR

The Trustees reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement. The Trustees analyzed the Investment Advisor's experience and the capabilities of the Investment Advisor's portfolio manager. The Trustees reviewed and discussed the Investment Advisor's Form ADV.  They discussed the Investment Advisor's internal compliance policies, as well as Fund expense ratios and portfolio turnover. They noted that the Investment Advisor receives no soft dollars.  Based on this review, the Trustees concluded that the range and quality of services to be provided by the Investment Advisor to the Fund were appropriate and continued to support its original selection of the Investment Advisor.

INVESTMENT PERFORMANCE

The Trustees considered the Advisor’s investment performance during his full tenure managing this Fund.  The Trustees considered year-to-date performance along with annual performance for 1, 3, 5, and 10 year(s) as well as performance since 1/1/96.  Greatest emphasis is always placed on the long-term investment performances.  As of 6/30/2022 the current advisor had underperformed the S&P 500 Index in 1, 3, 5, and 10 year(s), and outperformed the index in the period since 1/1/1996.  The Trustees try to compare this Fund’s performance to similar funds such as funds classified by Lipper as Multi-Cap Core whenever this information is attainable without charge to the Fund.  Based on this review, the Trustees concluded that the current and historical performance of the Fund, as managed by the Investment Advisor, was satisfactory.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISOR

The Trustees discussed at length the advisory fee of 1.00% along with the Fund’s other expenses of approximately 0.09% for a total expense rate of 1.09%.  This expense ratio was compared to Morningstar’s Large Blend Category (its current classification for MXXVX).  This peer group average expense ratio was 0.90%, placing the Fund above that average. Based on this review, the Trustees concluded that the expense level of the Fund, as managed by the Investment Advisor, was satisfactory.

The Trustees considered the level of profits that could be expected to accrue to the Investment Advisor from the fee payable under the Advisory Agreement.  The Trustees considered the increasing use by investors of the brokerage industry’s No Transaction Fee (NTF) programs and its potential increasing percentage of the Fund’s assets.  See below in Economies of Scale for the reduction in the Advisor’s fees regarding these assets.

In addition, the Trustees reviewed the current financial condition of the Investment Advisor and a summary of total expense ratios and management fees.  The Trustees also discussed the existence of other compensation arrangements with the Investment Advisor. Based on this review, the Trustees concluded that the Fund's advisory fee is

Annual Report| 23

MATTHEW 25 FUND

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2022 (UNAUDITED)

competitive with those of comparable funds and that the Investment Advisor's profit margin was reasonable.

ECONOMIES OF SCALE

The Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees noted that the total operating expenses of the Fund regarding economies of scale may be realized as the Fund grows.  A review of the Fund’s historical expense ratios indicates that as the assets increase, expense ratios decrease. The Trustees also considered that future inflows may increasingly come through the brokerage industry No Transaction Fee (NTF) programs. The Advisor pays the costs to the brokers for the NTF programs. The two major brokers, Charles Schwab and Fidelity, charge 0.40% on these assets.  Therefore, the Advisor earns net 0.60% on such NTF investments in the Fund.  Other brokers charge similar fees for their NTF programs.  In addition, Charles Schwab has a minimum monthly NTF fee of $1,000 that the Advisor pays whenever assets with Schwab are below $3,000,000.

CONCLUSIONS

The Trustees who are non-interested persons met separately to further discuss the performance of the Fund and the Advisor's compensation. The Trustees determined that the information provided was sufficient to evaluate the Advisory Agreement.  On the basis of its review and the foregoing information, with no single factor being determinative, the Board of Trustees concluded that the Advisory Agreement, including the advisory fee rates payable thereunder, continued to be fair and reasonable in light of all relevant circumstances.  They further concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

Annual Report| 24

MATTHEW 25 FUND

BOARD OF TRUSTEES

DECEMBER 31, 2022 (UNAUDITED)

 The business and affairs of the Fund are managed under the direction of the Fund's Trustees. Information pertaining to the Trustees of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-M25-FUND.  Each Trustee may be contacted by writing to the Trustee c/o Matthew 25 Fund, 715 Twining Road, Suite 212, Dresher, PA 19025.

Name and Age	Position with Fund	Length of Time Served with the Trust	Principal Occupation During Last Five Years	Other Directorships
INDEPENDENT TRUSTEES

Philip J. Cinelli, D.O. Age 62	Trustee	Trustee since 1996	Physician in Family Practice	None
Samuel B. Clement Age 64	Trustee	Trustee since 1996	Stockbroker with Securities of America	None
Linda Guendelsberger Age 63	Trustee Secretary of Fund	Trustee since 1996	Partner LG Legacy Group, LLC	None
Scott Satell Age 60	Trustee	Trustee since 1996	President of SAS 66 Enterprises, LLC Since 6/2018. Manufacturer's Representative with BPI Ltd Until 6/2018.	None
INTERESTED TRUSTEES

Steven D. Buck, Esq. Age 62	Trustee	Trustee since 1996	Attorney and Shareholder with Stevens & Lee	None
Mark Mulholland Age 63	Trustee President of Fund	Trustee since 1996	President of Matthew 25 Fund President of Matthew 25 Management Corp. and registered representative with Boenning & Scattergood Inc.	None

Mr. Buck and Mr. Mulholland are Trustees of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.  Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

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Matthew 25 Fund

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. The registrant amended  its code of ethics during the covered period to clarify rules on owning securities that are in the portfolioThe registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's entire Board of Trustees acts as the audit committee.  The Board of Trustees has determined that the Registrant has at least two financial experts serving on its Board.

Mr. Mark Mulholland and Ms. Linda Guendelsberger are the Board's financial experts.  Mr. Mulholland is an "interested" trustee, and Ms. Guendelsberger is an "independent" trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                      12/31/2022        12/31/2021

Audit Fees             $ 21,000          $  19,500

Audit-Related Fees     $      0          $       0

Tax Fees               $  6,000          $   5,500

All Other Fees         $      0          $       0

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) All non-audit fees billed by the registrant’s accountant for services rendered to the registrant are indicated above under Tax Fees.  No other non-audit fees were billed to or paid by the registrant.  Additionally, the registrant’s investment adviser paid no fees for any services to the registrant’s accountant (see (h)).

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental 7 basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities.

A registrant must disclose: (1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant; (2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized; (3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; (4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and (5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

a) The registrant's president and chief financial officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules  13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.  EXHIBITS.

(a)(1)  EX-99.CODE ETH.  Filed herewith.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)       EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 3/5/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 3/5/2023